Victory Variable Insurance Funds

Victory High Yield VIP Series

Victory RS International VIP Series

Victory RS Small Cap Growth Equity VIP Series

Victory 500 Index VIP Series

(each a “Fund” and collectively the “Funds”)

Supplement dated May 30, 2025

to the Prospectus and Summary Prospectus dated May 1, 2025

On May 20, 2025, the Board of Trustees of Victory Variable Insurance Funds (the “Trust”), upon the recommendation of Victory Capital Management Inc., the Trust’s investment adviser, approved a Plan of Liquidation (“Plan”) for the above-named Funds. It is anticipated that the Funds will liquidate on or about August 28, 2025. On the liquidation date, the Funds will redeem all its outstanding shares at the net asset value of such shares.

In anticipation of the liquidation, at the start of business on June 9, 2025, the Funds will be closed to new investors and shareholder accounts. Through the end of business on August 22, 2025, the Funds will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders. In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, each Fund may deviate from its investment objective and strategies as the liquidation date approaches. It is anticipated that each Fund’s portfolio will be positioned into cash on or some time prior to the liquidation date.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.